AMENDMENT NO. 10 TO
                      THE 1985 STOCK OPTION AND AWARD PLAN
                           OF TRANSAMERICA CORPORATION

     TRANSAMERICA CORPORATION, having adopted 1985 Stock Option and Award Plan of Transamerica Corporation (the "Plan") effective as of March 1, 1985, and having amended the Plan on nine prior occasions, hereby amends the Plan, effective as of January 15, 1999, as follows:

     1. Section 3(a) is hereby amended in its entirety to read as follows:

        The shares of stock issuable pursuant to Options, Restricted Stock Awards, or restricted Unit Awards shall be shares of the Company's Common Stock, $1.00 par value. The total number of such shares which may be subjected to Options and Awards granted under the Plan shall not exceed 25,261,596 in the aggregate.

     2. Section 4(a)(2)(A)(i) is hereby amended in its entirety to read as follows:

        Select from among the eligible key Employees the Employees to whom Options should be granted and determine the number of shares of Common Stock to be subject to such Options, provided that during any fiscal year of the Company, no key Employee shall be granted Option which cover over more than 1,000,000 shares.

     3. Section 7(a)(v) is hereby amended by adding the following sentence to the end thereof to read as follows:

     Effective as of January 15, 1999, each Nonemployee Director who becomes a Nonemployee Director after January 27, 1994 and who is such as of the next occurring Grant Date, automatically will receive, as of such Grant Date only, an Option to purchase 3,000 shares of Common Stock.


     4. Section 7(a)(vi) is hereby amended by adding the following sentence to the end thereof to read as follows:

     Effective as of January 15, 1999, each continuing Nonemployee Director (i.e., a Nonemployee Director who, pursuant to Section 7(a)(iv) or (v), has received an initial grant of an Option to purchase shares of Common Stock) automatically will receive, on each subsequent Grant Date on which the Nonemployee Director is such, an Option to purchase 3,000 shares of Common Stock.


     IN  WITNESS  WHEREOF,  Transamerica  Corporation,  by its  duly  authorized
Chairman of its Management Development and Compensation Committee, and by its duly authorized officer, has executed this Amendment No. 3 on the date(s) indicated below.

                                            TRANSAMERICA CORPORATION

Dated:  __________, 1999                    By:  __________________________
                                                    Peter V. Ueberroth,
                                                    Chairman, Management
                                                    Development and Compensation
                                                    Committee



Dated:  __________, 1999                    By:  __________________________
                                                    Title